Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

March 31, 2008

(Unaudited)

Financial measures that exclude after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities primarily associated with changes in interest rates. Management believes that measuring return on average equity without accumulated other comprehensive income (loss) is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realizable. Furthermore, for the purpose of calculating this ratio, management believes exclusion of other comprehensive income (loss) provides investors a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971)321-6127

Fax: (971)321-5037

Email: jhallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions - except share data)

CONSOLIDATED

						2008	2007
2003	2004	2005	2006	2007		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$221.4	$264.6	$300.1	$282.4	$322.6	Insurance Services	$78.9	$89.8	$93.3	$72.4	$67.1
24.9	31.1	30.9	38.4	42.9	Asset Management	8.3	9.2	11.1	12.2	10.4
(6.5)	(3.7)	(5.4)	(11.1)	(23.8)	Other	(11.1)	(8.2)	(6.3)	(5.6)	(3.7)

239.8	292.0	325.6	309.7	341.7	Total income before income taxes	76.1	90.8	98.1	79.0	73.8

83.5	92.6	114.5	105.9	114.2	Income taxes	25.8	30.3	31.5	26.9	25.5

$156.3	$199.4	$211.1	$203.8	$227.5	Net income	$50.3	$60.5	$66.6	$52.1	$48.3

					Net income per common share:
$2.70	$3.49	$3.81	$3.77	$4.39	Basic	$1.03	$1.22	$1.30	$0.98	$0.90
2.66	3.45	3.76	3.73	4.35	Diluted	1.02	1.21	1.29	0.97	0.90

					Share data:
57,979,100	57,192,206	55,465,215	54,079,033	51,824,050	Basic weighted-average	48,957,122	49,416,212	51,305,372	53,195,859	53,428,534
58,669,118	57,838,188	56,076,666	54,688,114	52,344,950	Diluted weighted-average	49,371,683	49,962,545	51,785,108	53,735,309	53,958,720
58,601,446	56,889,678	54,712,936	53,592,178	49,155,131	At period end	48,949,742	49,155,131	49,828,134	52,854,031	53,410,614

$156.3	$199.4	$211.1	$203.8	$227.5	Net income	$50.3	$60.5	$66.6	$52.1	$48.3
6.0	7.4	1.4	1.2	(0.4)	After-tax net capital gains (losses)	(2.8)	(1.2)	(0.2)	0.4	0.6

$150.3	$192.0	$209.7	$202.6	$227.9	Net income excluding after-tax net capital gains (losses)	$53.1	$61.7	$66.8	$51.7	$47.7

$9.3	$11.5	$2.2	$1.9	$(0.6)	Net capital gains (losses)	$(4.4)	$(1.8)	$(0.4)	$0.7	$0.9
3.3	4.1	0.8	0.7	(0.2)	Taxes on net capital gains (losses)	(1.6)	(0.6)	(0.2)	0.3	0.3

$6.0	$7.4	$1.4	$1.2	$(0.4)	After-tax net capital gains (losses)	$(2.8)	$(1.2)	$(0.2)	$0.4	$0.6

					Diluted earnings per common share:
$2.66	$3.45	$3.76	$3.73	$4.35	Net income	$1.02	$1.21	$1.29	$0.97	$0.90
0.10	0.13	0.02	0.03	—	After-tax net capital gains (losses)	(0.06)	(0.02)	—	0.01	0.02

$2.56	$3.32	$3.74	$3.70	$4.35	Net income excluding after-tax net capital gains (losses)	$1.08	$1.23	$1.29	$0.96	$0.88

$1,309.5	$1,401.1	$1,413.8	$1,464.5	$1,429.0	Shareholders’ equity	$1,492.0	$1,429.0	$1,396.7	$1,439.7	$1,474.6
160.3	136.1	59.8	(8.1)	16.8	Accumulated other comprehensive income (loss)	36.3	16.8	(26.0)	(57.0)	(0.9)

$1,149.2	$1,265.0	$1,354.0	$1,472.6	$1,412.2	Shareholders’ equity excluding accumulated other comprehensive income (loss)	$1,455.7	$1,412.2	$1,422.7	$1,496.7	$1,475.5

12.7%	14.7%	15.0%	14.2%	15.7%	Net income return on average equity	13.8%	17.1%	18.8%	14.3%	13.1%
14.5	16.5	16.1	14.4	15.8	Net income return on average equity (excluding accumulated other comprehensive income (loss))	14.0	17.1	18.3	14.0	13.1
14.0	15.9	16.0	14.3	15.8	Net income return on average equity (excluding after-tax net capital gains (losses) and accumulated other comprehensive income (loss))	14.8	17.4	18.3	13.9	12.9

					Book value per common share:
$22.35	$24.63	$25.84	$27.33	$29.07	Including accumulated other comprehensive income (loss)	$30.48	$29.07	$28.03	$27.24	$27.61
2.74	2.39	1.09	(0.15)	0.34	Accumulated other comprehensive income (loss)	0.74	0.34	(0.52)	(1.08)	(0.02)

$19.61	$22.24	$24.75	$27.48	$28.73	Excluding accumulated other comprehensive income (loss)	$29.74	$28.73	$28.55	$28.32	$27.63

2,630	2,770	2,798	3,280	3,437	Number of employees	3,471	3,437	3,375	3,357	3,291

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2008	2007
2003	2004	2005	2006	2007		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,589.0	$1,654.0	$1,826.5	$1,935.0	$2,078.3	Premiums	$540.5	$546.0	$522.2	$518.1	$492.0
28.4	33.7	43.3	77.1	115.2	Administrative fees	27.9	30.1	30.2	28.4	26.5
435.3	445.3	465.2	478.9	516.3	Net investment income	128.8	131.0	131.3	130.7	123.3
9.3	11.5	2.2	1.9	(0.6)	Net capital gains (losses)	(4.4)	(1.8)	(0.4)	0.7	0.9

2,062.0	2,144.5	2,337.2	2,492.9	2,709.2	Total revenues	692.8	705.3	683.3	677.9	642.7

					Benefits and expenses:
1,297.8	1,291.2	1,392.3	1,513.1	1,591.8	Benefits to policyholders	411.7	410.5	389.4	409.9	382.0
75.0	76.5	84.0	97.7	108.8	Interest credited	21.2	26.4	28.8	28.0	25.6
275.3	298.5	340.6	370.3	434.8	Operating expenses	116.9	116.1	106.7	105.7	106.3
144.1	154.4	168.5	183.6	198.0	Commissions and bonuses	57.2	52.1	49.5	46.4	50.0
24.6	29.4	32.0	34.6	36.4	Premium taxes	9.0	9.4	8.8	9.3	8.9
17.5	17.7	18.0	17.9	30.7	Interest expense	9.7	9.8	10.1	6.3	4.5
(46.6)	(57.7)	(61.6)	(78.5)	(86.2)	Deferral of acquisition costs	(27.2)	(23.3)	(21.7)	(20.4)	(20.8)
34.5	42.5	37.8	44.5	53.2	Amortization of deferred acquisition costs, value of business acquired and intangibles	18.2	13.5	13.6	13.7	12.4

1,822.2	1,852.5	2,011.6	2,183.2	2,367.5	Total benefits and expenses	616.7	614.5	585.2	598.9	568.9

239.8	292.0	325.6	309.7	341.7	Income before income taxes	76.1	90.8	98.1	79.0	73.8

83.5	92.6	114.5	105.9	114.2	Income taxes	25.8	30.3	31.5	26.9	25.5

156.3	199.4	211.1	203.8	227.5	Net income	50.3	60.5	66.6	52.1	48.3

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities:
15.5	(13.3)	(67.5)	(41.7)	25.0	Unrealized capital gains (losses) on securities available-for-sale, net	20.5	40.7	30.5	(54.8)	8.6
(2.6)	(10.9)	(8.8)	(1.7)	(2.0)	Reclassification adjustment for net capital (gains) losses included in net income, net	(1.2)	(0.4)	0.2	(1.5)	(0.3)
					Employee benefit plans:
—	—	—	—	0.3	Prior service credit (cost) and net gains (losses) arising during the period, net	—	1.7	—	—	(1.4)
—	—	—	—	1.6	Reclassification adjustment for amortization to net periodic pension cost, net	0.2	0.8	0.3	0.2	0.3

12.9	(24.2)	(76.3)	(43.4)	24.9	Total	19.5	42.8	31.0	(56.1)	7.2

$169.2	$175.2	$134.8	$160.4	$252.4	Comprehensive income (loss)	$69.8	$103.3	$97.6	$(4.0)	$55.5

					Statutory data - insurance subsidiaries:
$214.2	$275.8	$314.0	$271.1	$309.3	Net gain from operations before federal income taxes	$76.5	$96.0	$99.4	$56.6	$57.3
138.9	191.5	207.5	172.8	197.2	Net gain from operations after federal income taxes and before realized capital gains (losses)	56.1	61.2	61.7	36.2	38.1
876.1	942.5	968.7	967.5	1,047.8	Capital and surplus	1,087.3	1,047.8	992.8	939.4	910.5
54.3	73.8	88.2	96.6	102.2	Asset valuation reserve	104.5	102.2	99.2	98.0	98.8

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2008	2007
2003	2004	2005	2006	2007		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,584.3	$1,650.0	$1,816.4	$1,927.4	$2,063.6	Insurance Services	$534.3	$540.3	$520.6	$512.9	$489.8
4.7	4.0	10.1	7.6	14.7	Asset Management	6.2	5.7	1.6	5.2	2.2

1,589.0	1,654.0	1,826.5	1,935.0	2,078.3	Total premiums	540.5	546.0	522.2	518.1	492.0

					Administrative fees:
6.4	6.9	8.8	8.7	8.4	Insurance Services	2.3	2.2	2.3	1.9	2.0
26.8	32.0	40.6	78.3	118.7	Asset Management	28.8	30.9	31.0	29.4	27.4
(4.8)	(5.2)	(6.1)	(9.9)	(11.9)	Other	(3.2)	(3.0)	(3.1)	(2.9)	(2.9)

28.4	33.7	43.3	77.1	115.2	Total administrative fees	27.9	30.1	30.2	28.4	26.5

					Net investment income:
305.4	302.5	303.3	313.4	325.8	Insurance Services	82.9	82.7	82.0	81.5	79.6
123.1	133.9	140.3	151.3	170.2	Asset Management	39.9	42.0	43.3	43.6	41.3
6.8	8.9	21.6	14.2	20.3	Other	6.0	6.3	6.0	5.6	2.4

435.3	445.3	465.2	478.9	516.3	Total net investment income	128.8	131.0	131.3	130.7	123.3

9.3	11.5	2.2	1.9	(0.6)	Net capital gains (losses)	(4.4)	(1.8)	(0.4)	0.7	0.9

2,062.0	2,144.5	2,337.2	2,492.9	2,709.2	Total revenues	692.8	705.3	683.3	677.9	642.7

					Benefits and expenses:
1,674.7	1,694.8	1,828.4	1,967.1	2,075.2	Insurance Services	540.6	535.4	511.6	523.9	504.3
129.7	138.8	160.1	198.8	260.7	Asset Management	66.6	69.4	64.8	66.0	60.5
17.8	18.9	23.1	17.3	31.6	Other	9.5	9.7	8.8	9.0	4.1

1,822.2	1,852.5	2,011.6	2,183.2	2,367.5	Total benefits and expenses	616.7	614.5	585.2	598.9	568.9

					Income (loss) before income taxes:
221.4	264.6	300.1	282.4	322.6	Insurance Services	78.9	89.8	93.3	72.4	67.1
24.9	31.1	30.9	38.4	42.9	Asset Management	8.3	9.2	11.1	12.2	10.4
(6.5)	(3.7)	(5.4)	(11.1)	(23.8)	Other	(11.1)	(8.2)	(6.3)	(5.6)	(3.7)

239.8	292.0	325.6	309.7	341.7	Total income before income taxes	76.1	90.8	98.1	79.0	73.8
83.5	92.6	114.5	105.9	114.2	Income taxes	25.8	30.3	31.5	26.9	25.5

$156.3	$199.4	$211.1	$203.8	$227.5	Net income	$50.3	$60.5	$66.6	$52.1	$48.3

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2008	2007
2003	2004	2005	2006	2007		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,584.3	$1,650.0	$1,816.4	$1,927.4	$2,063.6	Premiums	$534.3	$540.3	$520.6	$512.9	$489.8
6.4	6.9	8.8	8.7	8.4	Administrative fees	2.3	2.2	2.3	1.9	2.0
305.4	302.5	303.3	313.4	325.8	Net investment income	82.9	82.7	82.0	81.5	79.6

1,896.1	1,959.4	2,128.5	2,249.5	2,397.8	Total revenues	619.5	625.2	604.9	596.3	571.4

					Benefits and expenses:
1,284.2	1,278.4	1,372.9	1,497.1	1,569.4	Benefits to policyholders	403.4	403.1	385.9	402.7	377.7
4.9	4.5	8.1	13.3	16.1	Interest credited	3.7	4.1	4.2	4.0	3.8
235.9	253.4	284.2	291.8	313.2	Operating expenses	84.7	83.4	77.3	74.1	78.4
129.9	134.4	148.0	155.5	167.5	Commissions and bonuses	46.7	43.9	42.4	38.9	42.3
24.6	29.4	32.0	34.6	36.4	Premium taxes	9.0	9.4	8.8	9.3	8.9
(37.3)	(44.9)	(50.1)	(62.4)	(70.6)	Deferral of acquisition costs	(19.8)	(19.0)	(18.2)	(16.4)	(17.0)
32.5	39.6	33.3	37.2	43.2	Amortization of deferred acquisition costs, value of business acquired and intangibles	12.9	10.5	11.2	11.3	10.2

1,674.7	1,694.8	1,828.4	1,967.1	2,075.2	Total benefits and expenses	540.6	535.4	511.6	523.9	504.3

$221.4	$264.6	$300.1	$282.4	$322.6	Income before income taxes	$78.9	$89.8	$93.3	$72.4	$67.1

					Benefit ratio (including interest credited):
68.0%	65.5%	64.9%	67.1%	66.1%	% of total revenues	65.7%	65.1%	64.5%	68.2%	66.8%
81.4	77.8	76.0	78.4	76.8	% of total premiums	76.2	75.4	74.9	79.3	77.9

					Statistics (% of total premiums):
14.9%	15.4%	15.6%	15.1%	15.2%	Operating expenses	15.9%	15.4%	14.8%	14.4%	16.0%
14.0	16.0	16.5	14.7	15.6	Income before income taxes	14.8	16.6	17.9	14.1	13.7

STANCORP FINANCIAL GROUP, INC.

Insurance Services Segment Statistics

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2008	2007
2003	2004	2005	2006	2007		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Group Insurance:
					Premiums:
$606.3	$611.1	$681.0	$735.0	$807.2	Life and AD&D	$215.2	$212.8	$206.9	$196.4	$191.1
686.1	714.5	780.7	809.9	869.8	LTD	217.1	222.0	215.1	226.6	206.1
162.9	177.8	191.7	211.1	219.5	STD	53.9	58.4	54.1	54.1	52.9
63.9	64.8	73.8	72.9	70.8	Other	18.4	15.6	18.8	18.2	18.2
(18.6)	(11.7)	(20.2)	(22.6)	(37.2)	Experience rated refunds	(10.1)	(4.5)	(8.3)	(13.4)	(11.0)

$1,500.6	$1,556.5	$1,707.0	$1,806.3	$1,930.1	Total premiums	$494.5	$504.3	$486.6	$481.9	$457.3

					Benefit ratio (including interest credited):
69.3%	66.3%	65.7%	68.0%	67.4%	% of total revenues	66.8%	66.0%	65.7%	68.9%	69.1%
81.3	77.4	75.8	78.3	77.4	% of total premiums	76.6	75.6	75.5	79.0	79.6

					Statistics (% of total premiums):
14.2%	14.8%	15.2%	14.9%	15.1%	Operating expenses	16.0%	15.4%	14.8%	14.4%	15.8%
13.0	15.5	16.0	14.2	14.5	Income before income taxes	14.0	15.8	16.8	13.5	11.6

					Sales (annualized new premiums) reported at contract effective date:
$134.6	$118.6	$148.4	$138.0	$181.4	Life and AD&D	$64.0	$45.7	$61.6	$14.9	$59.2
80.1	133.5	106.4	114.1	168.7	LTD	34.3	39.9	51.0	35.9	41.9
45.5	51.3	43.8	42.1	34.2	STD	12.2	12.7	4.8	4.2	12.5
18.7	26.9	26.3	23.6	24.5	Other	10.3	7.2	7.5	3.3	6.5

$278.9	$330.3	$324.9	$317.8	$408.8	Total	$120.8	$105.5	$124.9	$58.3	$120.1

					Persistency (% of premiums):
89.7%	86.0%	89.4%	89.0%	90.0%	Life
85.5	87.5	89.9	88.9	87.5	LTD
57.5	72.6	80.3	76.0	74.3	Dental
84.9	83.0	82.9	87.8	84.7	Other A&H

85.6%	85.6%	88.2%	88.1%	87.4%	Total

					Individual Disability:
$83.7	$93.5	$109.4	$121.1	$133.5	Premiums:	$39.8	$36.0	$34.0	$31.0	$32.5

					Benefit ratio:
51.1%	54.4%	54.8%	56.9%	50.6%	% of total revenues	54.1%	54.4%	49.6%	59.3%	39.1%
82.7	83.2	79.2	79.4	69.3	% of total premiums	70.6	72.5	67.4	84.2	53.5

					Statistics (% of revenue):
16.5%	15.7%	15.5%	13.9%	12.1%	Operating expenses	11.2%	12.1%	11.7%	10.9%	13.7%
19.9	15.8	17.0	15.5	23.5	Income before income taxes	18.9	20.6	25.1	16.8	31.7

$16.0	$18.9	$21.5	$21.5	$23.9	Disability sales	$5.7	$6.6	$6.3	$6.1	$4.9

95.1%	95.6%	95.5%	95.1%	95.0%	Disability persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT SEGMENT

						2008	2007
2003	2004	2005	2006	2007		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$4.7	$4.0	$10.1	$7.6	$14.7	Premiums	$6.2	$5.7	$1.6	$5.2	$2.2
26.8	32.0	40.6	78.3	118.7	Administrative fees	28.8	30.9	31.0	29.4	27.4
123.1	133.9	140.3	151.3	170.2	Net investment income	39.9	42.0	43.3	43.6	41.3

154.6	169.9	191.0	237.2	303.6	Total revenues	74.9	78.6	75.9	78.2	70.9

					Benefits and expenses:
13.6	12.8	19.4	16.0	22.4	Benefits to policyholders	8.3	7.4	3.5	7.2	4.3
70.1	72.0	75.9	84.4	92.7	Interest credited	17.5	22.3	24.6	24.0	21.8
38.9	43.8	50.9	78.6	120.2	Operating expenses	32.3	32.7	30.5	28.8	28.2
14.2	20.0	20.5	28.1	30.5	Commissions and bonuses	10.5	8.2	7.1	7.5	7.7
0.2	0.1	0.4	0.5	0.5	Interest expense	0.1	0.1	0.2	0.1	0.1
(9.3)	(12.8)	(11.5)	(16.1)	(15.6)	Deferral of acquisition costs	(7.4)	(4.3)	(3.5)	(4.0)	(3.8)
2.0	2.9	4.5	7.3	10.0	Amortization of deferred acquisition costs, value of business acquired and intangibles	5.3	3.0	2.4	2.4	2.2

129.7	138.8	160.1	198.8	260.7	Total benefits and expenses	66.6	69.4	64.8	66.0	60.5

$24.9	$31.1	$30.9	$38.4	$42.9	Income before income taxes	$8.3	$9.2	$11.1	$12.2	$10.4

					Assets under administration:
$2,577.6	$3,367.1	$4,221.7	$16,240.0	$18,725.6	Retirement Plans *	$17,792.9	$18,725.6	$19,099.0	$17,305.0	$16,581.9
914.9	1,085.3	1,143.3	1,234.9	1,295.9	Individual Annuities	1,429.4	1,295.9	1,280.3	1,267.4	1,249.2
677.1	747.9	1,141.9	1,407.0	1,899.4	Mortgage loans for other investors	2,070.7	1,899.4	1,752.7	1,616.6	1,495.5
—	36.1	35.5	137.5	447.3	Other	484.0	447.3	312.6	294.8	291.4

$4,169.6	$5,236.4	$6,542.4	$19,019.4	$22,368.2	Total	$21,777.0	$22,368.2	$22,444.6	$20,483.8	$19,618.0

					Annualized operating expenses:
					(% of average assets under administration)
1.3%	1.0%	0.9%	0.6%	0.6%	Retirement Plans *	0.6%	0.6%	0.5%	0.5%	0.5%

					Interest credited:
					(% of investment income)
60.6%	55.5%	55.0%	54.5%	54.9%	Retirement Plans	56.6%	55.6%	58.2%	55.6%	50.5%
62.5	61.9	60.9	64.4	67.0	Individual Annuities	39.3	65.4	69.0	69.2	64.0

$139.4	$184.0	$119.9	$214.2	$210.7	Individual Annuity sales	$174.9	$57.7	$46.5	$56.7	$49.8

$930.6	$1,170.4	$996.4	$942.8	$1,447.3	Commercial mortgage loans originated	$407.3	$422.5	$328.7	$395.9	$300.2

*	Includes the July 2006 acquisition of Invesmart, Inc. and the July 2007 acquisition of DPA, Inc.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2008	2007
2003	2004	2005	2006	2007		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(4.8)	$(5.2)	$(6.1)	$(9.9)	$(11.9)	Administrative fees	$(3.2)	$(3.0)	$(3.1)	$(2.9)	$(2.9)
6.8	8.9	21.6	14.2	20.3	Net investment income	6.0	6.3	6.0	5.6	2.4
9.3	11.5	2.2	1.9	(0.6)	Net capital gains (losses)	(4.4)	(1.8)	(0.4)	0.7	0.9

11.3	15.2	17.7	6.2	7.8	Total revenues	(1.6)	1.5	2.5	3.4	0.4

					Benefits and expenses:
0.5	1.3	5.5	(0.1)	1.4	Operating expenses and other	(0.1)	—	(1.1)	2.8	(0.3)
17.3	17.6	17.6	17.4	30.2	Interest expense	9.6	9.7	9.9	6.2	4.4

17.8	18.9	23.1	17.3	31.6	Total benefits and expenses	9.5	9.7	8.8	9.0	4.1

$(6.5)	$(3.7)	$(5.4)	$(11.1)	$(23.8)	Loss before income taxes	$(11.1)	$(8.2)	$(6.3)	$(5.6)	$(3.7)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2008	2007
2003	2004	2005	2006	2007		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$4,524.8	$4,412.5	$4,613.2	$4,786.0	$4,997.1	Fixed maturity securities (available-for-sale)	$5,202.5	$4,997.1	$4,970.5	$4,931.6	$4,905.8
—	—	—	—	4.5	Short-term investments	4.5	4.5	32.9	57.1	—
2,319.8	2,948.2	3,243.7	3,316.0	3,657.7	Commercial mortgage loans, net	3,808.0	3,657.7	3,580.7	3,517.4	3,414.8
77.2	72.2	77.7	89.9	71.8	Real estate, net	71.9	71.8	70.8	70.1	90.4
4.6	4.2	4.0	4.0	3.9	Policy loans	3.9	3.9	4.0	4.2	4.1

6,926.4	7,437.1	7,938.6	8,195.9	8,735.0	Total investments	9,090.8	8,735.0	8,658.9	8,580.4	8,415.1
34.5	45.3	53.2	56.0	205.8	Cash and cash equivalents	274.6	205.8	143.7	193.1	54.7
73.3	77.8	81.5	99.2	106.8	Premiums and other receivables	103.6	106.8	114.9	98.0	96.0
82.8	82.7	85.6	89.5	93.1	Accrued investment income	102.0	93.1	98.5	94.5	95.8
871.9	887.9	897.7	913.6	929.6	Amounts recoverable from reinsurers	929.0	929.6	926.1	922.9	917.7
200.7	218.8	245.3	342.7	324.8	Deferred acquisition costs, value of business acquired, intangibles and goodwill, net	333.2	324.8	313.3	301.5	292.8
71.3	78.3	86.7	84.6	126.9	Property and equipment, net	130.7	126.9	124.0	110.8	86.8
—	—	—	—	—	Deferred tax assets, net	—	—	3.2	15.4	—
35.1	45.5	54.5	24.6	74.5	Other assets	34.3	74.5	29.2	64.0	26.9
1,685.7	2,338.6	3,007.6	3,832.5	4,386.4	Separate account assets	4,089.5	4,386.4	4,437.2	4,361.7	4,056.5

$9,981.7	$11,212.0	$12,450.7	$13,638.6	$14,982.9	Total assets	$15,087.7	$14,982.9	$14,849.0	$14,742.3	$14,042.3

					LIABILITIES AND EQUITY

					Liabilities:
$4,294.9	$4,484.6	$4,689.3	$4,927.6	$5,158.7	Future policy benefits and claims	$5,197.0	$5,158.7	$5,090.7	$5,043.4	$4,968.6
2,100.3	2,400.9	2,649.3	2,937.8	3,153.8	Other policyholder funds	3,352.8	3,153.8	3,108.7	3,074.2	2,987.7
153.7	115.1	73.6	22.9	15.6	Deferred tax liabilities, net	31.9	15.6	—	—	13.4
2.7	0.2	2.0	2.4	4.0	Short-term debt	4.2	4.0	3.9	2.8	22.5
272.0	258.1	260.1	261.1	562.6	Long-term debt	561.9	562.6	562.7	561.4	261.3
162.9	213.4	355.0	189.8	272.8	Other liabilities	358.4	272.8	249.1	259.1	257.7
1,685.7	2,338.6	3,007.6	3,832.5	4,386.4	Separate account liabilities	4,089.5	4,386.4	4,437.2	4,361.7	4,056.5

8,672.2	9,810.9	11,036.9	12,174.1	13,553.9	Total liabilities	13,595.7	13,553.9	13,452.3	13,302.6	12,567.7

					Shareholders’ equity:
673.4	618.2	530.3	479.9	267.1	Common stock	260.3	267.1	302.4	443.0	473.9
160.3	136.1	59.8	(8.1)	16.8	Accumulated other comprehensive income (loss)	36.3	16.8	(26.0)	(57.0)	(0.9)
475.8	646.8	823.7	992.7	1,145.1	Retained earnings	1,195.4	1,145.1	1,120.3	1,053.7	1,001.6

1,309.5	1,401.1	1,413.8	1,464.5	1,429.0	Total shareholders’ equity	1,492.0	1,429.0	1,396.7	1,439.7	1,474.6

$9,981.7	$11,212.0	$12,450.7	$13,638.6	$14,982.9	Total liabilities and shareholders’ equity	$15,087.7	$14,982.9	$14,849.0	$14,742.3	$14,042.3

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED

						2008	2007
2003	2004	2005	2006	2007		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
$4,524.8	$4,412.5	$4,613.2	$4,786.0	$4,997.1	Total fixed maturity securities:	$5,202.5	$4,997.1	$4,970.5	$4,931.6	$4,905.8
4,119.0	4,018.1	4,108.1	4,205.0	4,390.8	Public	4,562.6	4,390.8	4,371.4	4,326.6	4,313.0
405.8	394.4	505.1	581.0	606.3	Private	639.9	606.3	599.1	605.0	592.8
—	—	—	—	4.5	Short-term investments	4.5	4.5	32.9	57.1	—
2,319.8	2,948.2	3,243.7	3,316.0	3,657.7	Commercial mortgage loans, net	3,808.0	3,657.7	3,580.7	3,517.4	3,414.8
77.2	72.2	77.7	89.9	71.8	Real estate, net	71.9	71.8	70.8	70.1	90.4
4.6	4.2	4.0	4.0	3.9	Policy loans	3.9	3.9	4.0	4.2	4.1

$6,926.4	$7,437.1	$7,938.6	$8,195.9	$8,735.0	Total investments	$9,090.8	$8,735.0	$8,658.9	$8,580.4	$8,415.1

					Percent of investments:
65.3%	59.3%	58.1%	58.4%	57.2%	Fixed maturity securities	57.3%	57.2%	57.4%	57.5%	58.3%
—	—	—	—	0.1	Short-term investments	—	0.1	0.4	0.7	—
33.5	39.6	40.8	40.4	41.9	Commercial mortgage loans, net	41.9	41.9	41.4	41.0	40.6
1.1	1.0	1.0	1.1	0.8	Real estate, net	0.8	0.8	0.8	0.8	1.1
0.1	0.1	0.1	0.1	—	Other	—	—	—	—	—

					Fixed maturity securities (available for sale):
106.0%	105.2%	102.1%	100.6%	101.3%	Market value as a % of amortized cost	101.8%	101.3%	100.0%	99.0%	100.8%

					Reserve balances:
$2.6	$2.3	$2.5	$2.4	$3.0	Commercial mortgage loans, net	$3.6	$3.0	$2.5	$2.5	$2.5

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2008	2007
2003	2004	2005	2006	2007		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.94%	5.81%	5.61%	5.57%	5.57%	Fixed maturity securities (excluding convertibles)	5.54%	5.57%	5.55%	5.56%	5.57%
7.28	6.71	6.46	6.40	6.36	Commercial mortgage loans, net	6.36	6.36	6.37	6.37	6.39

					Fixed maturity securities:
					Quality rating (as % of fixed maturities):
75.6%	74.5%	74.6%	74.1%	72.5%	A or higher	71.1%	72.5%	73.1%	74.1%	73.6%
20.9	21.6	21.6	22.3	23.4	BBB/Baa	24.5	23.4	23.3	22.3	22.8
2.0	2.7	2.7	2.0	2.4	BB/Ba	2.4	2.4	2.1	1.8	2.0
1.5	1.2	1.1	1.6	1.7	B or lower	2.0	1.7	1.5	1.8	1.6

					Commercial mortgage loans - statutory:
					Sixty-day delinquencies:
$—	$7.5	$0.3	$2.9	$1.9	Book value	$1.9	$1.9	$1.2	$3.3	$3.6
—%	0.25%	0.01%	0.09%	0.05%	Rates - overall %	0.05%	0.05%	0.03%	0.09%	0.11%

$1.5	$—	$1.3	$1.8	$0.5	Foreclosed during period	$—	$—	$—	$0.5	$—
—	7.5	0.3	1.2	0.7	In process of foreclosure	0.7	0.7	—	0.4	0.7
—	7.5	0.3	1.2	0.7	Included in 60-day delinquencies	0.7	0.7	—	0.4	0.7
2.9	2.1	10.1	6.8	3.4	Net balance of restructured loans	1.9	3.4	3.4	2.0	1.7